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                                                                    Exhibit 10.2


                                                JOHN F. DUGGAN, ESQUIRE
                                                DIRECTOR OF LEGAL AFFAIRS
                                                DIRECT DIAL:  (717) 796-6143


VIA FEDERAL EXPRESS

                                                October 21, 1999
Rayburn W. Green
Ball & Mourton, Ltd., PLLC
E.J. Ball Plaza
112 W. Center, Suite 700
Fayetteville, Arkansas  72702

      Re: Acquisition of Balanced Care Corporation's Missouri Assets or Lease Rights and Operations - Asset Purchase Agreement - First Amendment

Dear Ray:

      As we discussed today, the purpose of this letter is to memorialize in writing our understanding of the following amendment to the Asset Purchase Agreement (the "Agreement"):

      Balanced Care Corporation, for itself and for each of its Subsidiaries ("Seller") and Christian Health Care of Missouri, Inc. ("Buyer") hereby agree that the last sentence of Section 7.7 is changed to read as follows: "The Parties agree to finalize the form and content of the Lease Guaranty Fee Agreement on terms mutually acceptable to both Parties within 28 days after the date of execution of this Agreement."

      If this amendment meets with your approval, please have the Seller acknowledge below and return this letter amendment to my attention. If you have any questions, please let me know. Thank you for your consideration.

                                                Very truly yours,
                                                /s/ John F. Duggan

                                                John F. Duggan

Acknowledged, Agreed to and Accepted:

SELLER:                                         PURCHASER:
BALANCED CARE CORPORATION,                      CHRISTIAN HEALTH CARE OF
for itself and for each of the Subsidiaries     MISSOURI, INC.


By:/s/Brad E. Hollinger                         By: /s/Allen Kilgore
Name: Brad E. Hollinger                         Name: Allen Kilgore
Title: Chairman & CEO                           Title: President
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Rayburn W. Green, Esquire
October 21, 1999
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cc:   Brad E. Hollinger
      Clint T. Fegan
      Robin L. Barber, Esquire
      Lorie A. Taylor